UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 22, 2025

MICROBOT MEDICAL INC.

(Exact name of registrant as specified in its charter)

Delaware	000-19871	94-3078125
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

175 Derby St., Bld. 27

Hingham, MA 02043

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (781) 875-3605

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	MBOT	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02. Unregistered Sales of Equity Securities.

From August 11, 2025 through August 25, 2025, Microbot Medical Inc. (the “Company”) issued an aggregate of 2,967,953 shares (the “Shares”) of its common stock, par value $0.01 per share (the “Common Stock”), upon the exercise of (a) 104,103 outstanding Series E preferred investment options (the “Series E Options”), by the holders of the Series E Options, (b) 467,144 outstanding Series G preferred investment options (the “Series G Options”), by the holders of the Series G Options and (c) 2,349,488 outstanding Series H preferred investment options (the “Series H Options”), by the holders of the Series H Options. The exercise prices per share of the Series E Options were $1.50, Series G Options were $1.75, and Series H Options were $2.10, generating aggregate gross proceeds to the Company, before deducting placement agent fees and expenses, of approximately $5.9 million. The Company also issued 47,218 shares of common stock upon the exercise of incentive options to a former director of the Company. As of August 25, 2025, the Company had issued and outstanding approximately 48,513,892 shares of Common Stock.

The Shares were issued pursuant to the exemption provided in Section 4(a)(2) under the Securities Act of 1933, as amended, as transactions by an issuer not involving any public offering.

Each of the Shares underlying the Series E Options were registered for resale by the Company on a Registration Statement on Form S-3 (Registration No.: 333-276487) on behalf of the holders of the Series E Options. Each of the Shares underlying the Series G Options and the Series H Options were registered by the Company for resale on a Registration Statement on Form S-3 (Registration No.: 333-284688) on behalf of the holders of the Series G Options and the Series H Options.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MICROBOT MEDICAL INC.

By:	/s/ Harel Gadot
Name:	Harel Gadot
Title:	Chief Executive Officer, President and Chairman

Date: August 25, 2025